FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

ADCPB BALANCE

Initial ADCPB                                             85,790,915.00
Prior Month ADCPB                                         44,667,353.87
Current Month ADCPB (Before addition of New Property)     42,802,918.76
Base Principal Amount (Prior - Current)                    1,864,435.11
Add:  ADCPB of New Transferred Property                            0.00
Ending ADCPB (Current + ADCPB of New Property)            42,802,918.76

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                38,118,741.62
     Class A Certificate Rate                                      6.85%
     One twelfth of Class A Certificate Rate                       0.57%
     Class A Certificate Interest                            217,594.48
     Prior Month Class A Overdue Interest                          0.00

     Class A Interest Due                                    217,594.48
     Class A Interest Paid                                   217,594.48

     Current Month Class A Overdue Interest                        0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                38,118,741.62
     Class A Percentage                                           86.00%
     Base Principal Amount                                 1,864,435.11
                                                          -------------
     Class A Base Principal Distribution Amount            1,603,414.19
     Prior Month Class A Overdue Principal                         0.00
                                                          -------------
     Total A Note Principal Due                            1,603,414.19
     Additional amount due for floor payment                  90,863.77
     Additional Class A Principal Due                              0.00
                                                          -------------

     Class A Principal Paid                                1,694,277.96

     Class A Overdue Principal                                     0.00
                                                          -------------

     Current Month Class A Principal Balance              36,424,463.67

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance          1,772,965.11
     Class B-1 Certificate Rate                               7.63%
     One twelfth of Class B-1 Certificate Rate                0.64%
     Class B-1 Certificate Interest                      11,273.10
     Prior Month Class B-1 Overdue Interest                   0.00

     Class B-1 Interest Due                              11,273.10
     Class B-1 Interest Paid                             11,273.10

     Current Month Class B-1 Overdue Interest                 0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance          1,772,965.11
     Class B-1 Percentage                                     4.00%
     Base Principal Amount                            1,864,435.11
     Class B-1 Base Principal Distribution Amount        74,577.40
     Prior Month B-1 Overdue Principal                        0.00
     Additional amount due for floor payment              4,226.22
                                                      ------------
     Total B-1 Note Principal Due                        78,803.62

     Class B-1 Principal Paid                            78,803.62


     Class B-1 Overdue Principal                              0.00

     Current Month Class B-1 Principal Balance        1,694,161.49

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance          1,772,965.11
     Class B-2 Certificate Rate                               8.17%
     One twelfth of Class B-2 Certificate Rate                0.68%
     Class B-2 Certificate Interest                      12,070.94
     Prior Month Class B-2 Overdue Interest                   0.00

     Class B-2 Interest Due                              12,070.94
     Class B-2 Interest Paid                             12,070.94

     Current Month Class B-2 Overdue Interest                 0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance          1,772,965.11
     Class B-2 Percentage                                     4.00%
     Base Principal Amount                            1,864,435.11
     Class B-2 Base Principal Distribution Amount        74,577.40
     Prior Month B-1 Overdue Principal                        0.00
     Additional amount due for floor payment              4,226.22
                                                      ------------
     Total B-1 Note Principal Due                        78,803.62

     Class B-2 Principal Paid                            78,803.62

     Class B-2 Overdue Principal                              0.00

     Current Month Class B-2 Principal Balance        1,694,161.49

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

FLOOR TEST

Initial ADCPB                                                                                85,790,915.00
Floor percent                                                                                         3.50%
                                                                                             -------------
Floor                                                                                         3,002,682.03

Ending ADCPB                                                                                 42,802,918.76

less
Beginning Balance - Class A                                                   38,118,742
Beginning Balance - Class B1                                                   1,772,965
Beginning Balance - Class B2                                                   1,772,965
                                                                           -------------
                                                                              41,664,672
less
Current Month Payment - Class A                                                1,603,414
Current Month Payment - Class B1                                                  74,577
Current Month Payment - Class B2                                                  74,577
                                                                           -------------
                                                                               1,752,569     39,912,102.86

     Excess of ending ADCPB over Note balance after initial payments                          2,890,815.91

     Excess (deficit) of excess balance over floor                                             (111,866.12)
     Cash available after payment of regular payments                                            99,316.21
                                                                                             -------------
     Additional payment to certificate holders                                                   99,316.21


ADJUSTED FLOOR TEST
     Ending ADCPB                                                                            42,802,918.76

     less
     Beginning Balance - Class A                                              38,118,742
     Beginning Balance - Class B1                                              1,772,965
     Beginning Balance - Class B2                                              1,772,965
                                                                           -------------
                                                                              41,664,672
     less
     Current Month Payment - Class A                                           1,694,278
     Current Month Payment - Class B1                                             78,804
     Current Month Payment - Class B2                                             78,804
                                                                           -------------
                                                                               1,851,885     39,812,786.65

     Excess of ending ADCPB over Note balance after initial payments                          2,990,132.12

     Excess (deficit) of excess balance over floor                                              (12,549.91)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                44,667,354
     Servicer Fee Rate                                    0.5000%
     One-twelfth                                          0.0417%
     Servicer Fee                                      18,611.40

     Prior Servicer Fee Arrearage                           0.00
     Servicer Fee Due                                  18,611.40

     Servicer Fee Paid                                 18,611.40

     Current Servicing Fee Arrearage                        0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                44,667,354
     Back-Up Servicer Fee Rate                            0.0130%
     One-twelfth                                          0.0011%
     Back-up Servicer Fee                                 483.90

     Prior Back-Up Servicer Fee Arrearage                   0.00
     Total Back-Up Servicer Fee Due                       483.90

     Back-Up Servicer Fee Paid                            483.90

     Current Back-Up Servicing Fee Arrearage                0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                          291.67
     Trustee Fee Rate                                     0.0100%

     Prior Trustee Fee Arrearage                            0.00
     Total Trustee Fee Due                                291.67

     Trustee Fee Paid                                     291.67

     Current Trustee Fee Arrearage                          0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance         38,118,741.62
     Monthly Premium Rate                                 0.0208%
     Prior Premium Arrearage                                0.00
     Premium Amount Due                                 7,941.00

     Premium Amount Paid                                7,941.00

     Current Premium Arrearage                              0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

RESTRICTING EVENT CALCULATIONS                                         No

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                  -------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                  -------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                  -------------

       (b) Delinquency Trigger Event                                   No
                                                                  -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                                  Gross
                                     Gross                          Gross                       Charge-Off
                                    Defaults        Recoveries    Charge-Offs        ADCPB        Ratio
                                   ----------       ----------    -----------      ----------     -----
2 months prior                        120,372          158,319        (37,948)     46,276,297     (0.98)%
1 month prior                          88,798           31,767         57,031      44,761,737      1.53%
Current                                45,582           80,956        (35,374)     42,802,919     (0.99)%


3 Month Gross Charge-Off Ratio                                                                    (0.15)%
Maximum Allowed                                                                                    2.50%


30+ DELINQUENCIES


                                                                                Monthly
                                              Delinquencies      ADCPB       Delinquencies
                                              -------------    ----------    -------------
2 months prior                                  2,546,268      46,276,297        5.50%
1 month prior                                   2,672,866      44,761,737        5.97%
Current month                                   2,477,833      42,802,919        5.79%

                Delinquency Ratio:                                               5.75%
                Maximum Delinquency Ratio:                                       6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS


       (a) Gross Defaults (>=180)                                      No
                                                                  -------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                  -------------


GROSS DEFAULTS (>=180)

                          Monthly Gross                    Monthly
                            Defaults        ADCPB       Gross Defaults
                            --------     ----------     --------------
           Current month           0     42,802,919       0.0000%
           1 month prior           0     44,761,737       0.0000%
           2 months prior          0     46,276,297       0.0000%
                            --------     ----------     --------
           Sum/Average             0     44,613,651       0.0000%
                                                               4
                                                        --------
           Gross Defaults                                   0.00%

                 i A       Subordinated Percentage         10.94%
                ii B       WAL of Remaining Leases          1.71
                           Two                                 2
                           Ratio (i/ii)/2                   3.21%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)


                                                           Monthly
                           Delinquencies     ADCPB      Delinquencies
                           -------------   ----------   -------------
           2 months prior      708,758     46,276,297    1.53%
           1 month prior       274,654     44,761,737    0.61%
           Current month         3,450     42,802,919    0.01%


                   Issuer Delinquency Trigger Ratio:     0.72%
                   Maximum Ratio Allowed:                2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                   No
                                                      ------------

       (2) Has a Gross Charge-Off Event Occurred?         No
                                                      ------------

       (3) Has a Delinquency Event Occurred?              No
                                                      ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

Aging/Delinquency Statistics

                                                                          ADCPB           Total
Current                                                                   40,325,086      94.21%
31-60 Days Past Due                                                        1,884,774       4.40%
61-90 Days Past Due                                                          589,609       1.38%
91+ Days Past Due                                                              3,450       0.01%
                                                                     ---------------     ------

Total                                                                     42,802,919     100.00%


Certificate Factors

Class A Notes                                                            0.493688958
Class B-1 Notes                                                          0.493689015
Class B-2 Notes                                                          0.493689015


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                               85,790,915.00
Maximum Substitution (10% of Initial)                                   8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)            4,289,545.75

Prior month Cumulative ADCPB Substituted                                3,332,268.58
Current month ADCPB Substituted                                                   --
                                                                     ---------------
Cumulative ADCPB Substituted                                            3,332,268.58

Prior month Cumulative ADCPB Substituted for Defaulted Contracts        1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                               --
                                                                     ---------------
Cumulative ADCPB Substituted for Defaulted Contracts                    1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                   10,666,105.13
Current month ADCPB prepaid                                               352,248.61
                                                                     ---------------
Cumulative ADCPB prepaid                                               11,018,353.74

Prior month Cumulative ADCPB Defaulted                                  5,218,300.68
Current month ADCPB Defaulted                                              45,582.28
                                                                     ---------------
Cumulative ADCPB Defaulted                                              5,263,882.96

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                           137,955.70

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account                    (157,771.16)
     Transfer of prior period Excluded Amounts not yet transferred                                   (73,072.94)
     Collections Received [5.02 (b)(d)]                                                            2,325,390.90
     Excluded Amounts [5.02 (d)][Definition]                                                        (791,406.36)
     Collections on Deposit due Collection Account [5.02 (d)]                                     (1,345,794.50)

     Ending Balance                                                                                   95,301.64


COLLECTION ACCOUNT
     BEGINNING BALANCE, OCTOBER 1, 1998                                                                          1,032,531.96

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 1998
     Add:  Servicer Advance                                                                                        733,590.03
     Add:  Payments due Collection Account from last 2 business days prior period                                  182,336.99
     Add:  Add'l transfers                                                                                               0.00
     Add:  Amounts to Collection Acct from Security deposit account                                                      0.00
     Less: Total distributions on  October 10, 1998                                                             (1,948,458.98)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED NOVEMBER 1, 1998
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                            1,345,794.50
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                          0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                      0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                 0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                       4,132.42
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                           0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                        0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                  0.00
     Add: Security Deposits Related to Prepayment                                                                        0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                     0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                  0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                    0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar month                                     0.00

     Ending balance on October 31, 1998 and November 1, 1998                                                     1,349,926.92

     Add: Servicer Advances to be deposited on Determination Date                                                  676,662.91
     Add: Payments due Collection Acct from last 3 business days                                                    93,561.86
     Add: Payments not yet transferred to the Collection Account                                                         0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                           0.00

     Adjusted Collection Account Balance                                                                         2,120,151.69

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                                143,574.23
     Add: Balance deposited on closing date                                                                  0.00
     Add: Security Deposits [6.02 b]                                                                         0.00
     Less: Amounts to Collection Account [6.02 c]                                                            0.00
     Add:  Investment Earnings                                                                             637.97
                                                                                                       ----------

     Ending balance on October 31, 1998                                                                144,212.20

     Less: Amounts to Collection Account [6.02 c]                                                            0.00

     Adjusted Security Deposit  Account Balance                                                        144,212.20


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                  0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                      0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                      0.00
                                                                                                                  ----------

     Ending balance on October 31, 1998                                                                                 0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                      0.00
                                                                                                                  ----------

     Adjusted New Transferred Property Funding Account Balance                                                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                               2,120,151.69


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                               0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                           0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)      Unreimbursed Servicer Advances from prior periods                                              0.00
             (B)      Servicer Fee and unpaid Servicer Fee                                                      18,611.40
             (C)      Servicing Charges inadvertently deposited in Collection Account                                0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               483.90

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 7,941.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                 291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          217,594.48

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                      11,273.10

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                        12,070.94

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]          1,603,414.19

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                     0.00

     (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1
             Principal [6.06 c (xii)] 74,577.40 provided no restricting event exists

     (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2
             Principal [6.06 c (xiii)] 74,577.40 provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                      0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                               0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                            0.00
             Net of Additional Principal Distribution to Class A, B1 & B2.

             a.       Class A Additional Principal Distribution Amount                                          90,863.77

             b.       Class B1 Additional Principal Distribution Amount                                          4,226.22

             c.       Class B2 Additional Principal Distribution Amount                                          4,226.22


     Reviewed By:



     ------------------------------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

ADCPB BALANCE

Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 49,145,912.58
Current Month ADCPB (Before addition of New Property)             47,291,418.32
Base Principal Amount (Prior - Current)                            1,854,494.26
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    47,291,418.32

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        43,247,676.40
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    226,689.90
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            226,689.90
     Class A Interest Paid                                           226,689.90

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        43,247,676.40
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         1,854,494.26
     Class A Base Principal Distribution Amount                    1,631,954.95
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    1,631,954.95

     Class A Principal Paid                                        1,631,954.95

     Class A Overdue Principal                                             0.00

     Current Month Class A Principal Balance                      41,615,721.45

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,474,352.29
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                    8,612.67
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                            8,612.67
     Class B-1 Interest Paid                                           8,612.67

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,474,352.29
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         1,854,494.26
     Class B-1 Base Principal Distribution Amount                     55,634.83
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     55,634.83
                                                                   ------------

     Class B-1 Principal Paid                                         55,634.83


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     1,418,717.46

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,228,627.09
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                    8,416.10
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                            8,416.10
     Class B-2 Interest Paid                                           8,416.10

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,228,627.09
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         1,854,494.26
     Class B-2 Base Principal Distribution Amount                     46,362.36
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     46,362.36

     Class B-2 Principal Paid                                         46,362.36

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,182,264.73

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998


FLOOR TEST

     Initial ADCPB                                                72,024,925.77
     Floor percent                                                         3.00%
                                                                  -------------
     Floor                                                         2,160,747.77

     Ending ADCPB                                                 47,291,418.32

     less
     Beginning Balance - Class A               43,247,676
     Beginning Balance - Class B1               1,474,352
     Beginning Balance - Class B2               1,228,627
                                               ----------
                                               45,950,656
     less
     Current Month Payment - Class A            1,631,955
     Current Month Payment - Class B1              55,635
     Current Month Payment - Class B2              46,362
                                               ----------
                                                1,733,952         44,216,703.64

     Excess of ending ADCPB over Note balance after
     initial payments                                              3,074,714.68

     Excess (deficit) of excess balance over floor                   913,966.91


ADJUSTED FLOOR TEST
     Ending ADCPB                                                 47,291,418.32

     less
     Beginning Balance - Class A               43,247,676
     Beginning Balance - Class B1               1,474,352
     Beginning Balance - Class B2               1,228,627
                                               ----------
                                               45,950,656
     less
     Current Month Payment - Class A            1,631,955
     Current Month Payment - Class B1              55,635
     Current Month Payment - Class B2              46,362
                                               ----------
                                                1,733,952         44,216,703.64

     Excess of ending ADCPB over Note balance after
     initial payments                                              3,074,714.68

     Excess (deficit) of excess balance over floor                   913,966.91

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998


SERVICING FEE SCHEDULE

     Prior Month ADCPB                               49,145,913
     Servicer Fee Rate                                   0.5000%
     One-twelfth                                         0.0417%
     Servicer Fee                                     20,477.46

     Prior Servicer Fee Arrearage                          0.00
     Servicer Fee Due                                 20,477.46

     Servicer Fee Paid                                20,477.46

     Current Servicing Fee Arrearage                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                               49,145,913
     Back-Up Servicer Fee Rate                           0.0200%
     One-twelfth                                         0.0017%
     Back-up Servicer Fee                                819.10

     Prior Back-Up Servicer Fee Arrearage                  0.00
     Total Back-Up Servicer Fee Due                      819.10

     Back-Up Servicer Fee Paid                           819.10

     Current Back-Up Servicing Fee Arrearage               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                         291.67
     Trustee Fee Rate                                    0.0100%

     Prior Trustee Fee Arrearage                           0.00
     Total Trustee Fee Due                               291.67

     Trustee Fee Paid                                    291.67

     Current Trustee Fee Arrearage                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance        43,247,676.40
     Monthly Premium Rate                                0.0200%
     Prior Premium Arrearage                               0.00
     Premium Amount Due                                8,650.00

     Premium Amount Paid                               8,650.00

     Current Premium Arrearage                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                  ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                  ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                  ------------

       (b) Delinquency Trigger Event                                   No
                                                                  ------------

EVENTS OF SERVICER TERMINATION

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                             Gross                       Gross                      Monthly
                            Defaults    Recoveries    Charge-Offs      ADCPB      Charge-Offs
                            --------    ----------    -----------    ----------   -----------

           2 months prior    130,568       105,393         25,175    50,720,085         0.60%
           1 month prior     202,510       162,378         40,132    49,241,129         0.98%
           Current           187,304       166,477         20,827    47,291,418         0.53%


           3 Month Gross Charge-Off Ratio                                               0.70%
           Maximum Allowed                                                              2.50%


30+ DELINQUENCIES
                                                                     Monthly
                          Delinquencies    ADCPB                  Delinquencies
                          -------------    -----                  -------------

           2 months prior   2,781,825      50,720,085                    5.48%
           1 month prior    2,120,785      49,241,129                    4.31%
           Current month    2,205,842      47,291,418                    4.66%

                           Delinquency Ratio:                            4.82%
                           Maximum Delinquency Ratio:                    7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                  ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                  ------------


GROSS DEFAULTS (>=180)

                                                         Monthly
                       Gross Defaults     ADCPB       Gross Defaults
                       --------------     -----       --------------

           Current                  0      47,291,418      0.0000%
           1 month prior            0      49,241,129      0.0000%
           2 months prior           0      50,720,085      0.0000%
                             --------     -----------      ------
           Sum/Average              0      49,084,211      0.0000%
                                                                4
           Gross Defaults                                    0.00%

                 i A       Subordinated Percentage           9.00%
                ii B       WAL of Remaining Leases           2.08
                           Two                               2.00
                           Ratio (i/ii)/2                    2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                           Monthly
                          Delinquencies    ADCPB        Delinquencies
                          -------------    -----        -------------
           2 months prior       260,441    50,720,085           0.51%
           1 month prior        544,328    49,241,129           1.11%
           Current month        158,990    47,291,418           0.34%


                           Issuer Delinquency Trigger Ratio:    0.65%
                           Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordinate Interest less than 8.86%
           of ADCPB?                                       No
                                                     -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                     -------------

       (3) Has a Delinquency Event Occurred?               No
                                                     -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

       Aging/Delinquency Statistics

                                                                 ADCPB             Total
       Current                                                      45,085,576            95.34%
       31-60 Days Past Due                                           1,345,203             2.84%
       61-90 Days Past Due                                             701,650             1.48%
       91+ Days Past Due                                               158,990             0.34%
                                                                      --------            -----

       Total                                                        47,291,418           100.00%


       Certificate Factors

       Class A Notes                                               0.656590880
       Class B-1 Notes                                             0.656590824
       Class B-2 Notes                                             0.656590863


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                  72,024,925.77
       Maximum Substitution (10% of Initial)                      7,202,492.58
       Maximum Substitution for Defaulted Contracts
         (5% of Initial)                                          3,601,246.29

       Prior month Cumulative ADCPB Substituted                   3,234,855.86
       Current month ADCPB Substituted                                      --
       Cumulative ADCPB Substituted                               3,234,855.86

       Prior month Cumulative ADCPB Substituted for
         Defaulted Contracts                                      1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                  --
       Cumulative ADCPB Substituted for Defaulted Contracts       1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                       7,692,344.12
       Current month ADCPB prepaid                                  407,076.68
                                                                  ------------
       Cumulative ADCPB prepaid                                   8,099,420.80

       Prior month Cumulative ADCPB Defaulted                     2,874,649.77
       Current month ADCPB Defaulted                                187,303.75
                                                                  ------------
       Cumulative ADCPB Defaulted                                 3,061,953.52

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

BEGINNING ACCOUNT BALANCES                                                                          53,138.89

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account                  (179,571.54)
     Transfer of prior period Excluded Amounts not yet transferred                                 (60,866.44)
     Collections Received [5.02 (b)(d)]                                                          2,282,506.99
     Excluded Amounts [5.02 (d)][Definition]                                                      (991,927.69)
     Collections on Deposit due Collection Account [5.02 (d)]                                   (1,010,067.75)

     Ending Balance                                                                                 93,212.46


COLLECTION ACCOUNT
     BEGINNING BALANCE, OCTOBER 1, 1998                                                                                901,779.43

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 1998
     Add:  Servicer Advance                                                                                            935,969.09
     Add:  Payments due Collection Account from last 2 business days prior period                                      261,570.63
     Add:  Add'l transfers                                                                                                   0.00
     Add:  Amounts to Collection Acct from Security deposit account                                                          0.00
     Less: Total distributions on  October 10, 1998                                                                 (2,099,319.15)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED NOVEMBER 1, 1998
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                                1,010,067.75
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                              0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                          0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                     0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                           3,328.04
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                               0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b (vii)]                                           0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                      0.00
     Add: Security Deposits Related to Prepayment                                                                            0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                      0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                           0.00

     Ending balance on October 31, 1998 and November 1, 1998                                                         1,013,395.79

     Add: Servicer Advances to be deposited on Determination Date                                                      841,460.49
     Add: Payments due Collection Acct from last 3 business days                                                       204,695.03
     Add: Payments not yet transferred to the Collection Account                                                             0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                               0.00

     Adjusted Collection Account Balance                                                                             2,059,551.31

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                                0.00
     Add: Balance deposited on closing date                                                            0.00
     Add: Security Deposits [6.02 b]                                                                   0.00
     Less: Amounts to Collection Account [6.02 c]                                                      0.00
     Add: Investment Earnings                                                                          0.00
                                                                                                       ----

     Ending balance on October 31, 1998                                                                0.00

     Less: Amounts to Collection Account [6.02 c]                                                      0.00

     Adjusted Security Deposit  Account Balance                                                        0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     BEGINNING BALANCE                                                                                            0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                 0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                0.00
                                                                                                                  ----

     Ending balance on October 31, 1998                                                                           0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                 0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                0.00
                                                                                                                  ----

     Adjusted New Transferred Property Funding Account Balance                                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                      2,059,551.31


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                               0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                           0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)  Unreimbursed Servicer Advances from prior periods                                                  0.00
             (B)  Servicer Fee and unpaid Servicer Fee                                                          20,477.46
             (C)  Servicing Charges inadvertently deposited in Collection Account                                    0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               819.10

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 8,650.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                 291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          226,689.90

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       8,612.67

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         8,416.10

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]          1,631,954.95

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                     0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]       55,634.83
             provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]      46,362.36
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                      0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                               0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       51,642.27


     Reviewed By:



     -------------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer